EXHIBIT 99.1

UNAUDITED as of 3/7/2005

Bimini Mortgage Management, Inc. - Asset Information
This Table Reflects All Transactions.  Prices Used Are Internally Generated

Valuation
Asset Category	Market Value	As a Percent of Mortgage Assets	As a Percent of Mortgage Assets,Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$825,542,171	24.20%	22.96%
Fixed Rate CMO	$104,631,107	3.07%	2.91%
Fixed Rate Agency Debt	$99,171,875	2.91%	2.76%
CMO Floaters (Monthly Resetting)	$76,006,740	2.23%	2.11%
Adjustable Rate Mortgage Backed Securities (1)	$1,723,854,106	50.53%	47.93%
Hybrid Adjustable Rate Mortgage Backed Securities	$515,860,285	15.12%	14.34%
Balloon Maturity Mortgage Backed Securities	$66,542,597	1.95%	1.85%
Total: Mortgage Assets (2) (3)	$3,411,608,880	100.00%

Cash as of 3/7/2005 (4)	$98,563,731		2.74%
P&I Receivables (As of 3/7/2005)	$86,163,927		2.40%
Total: All Assets	$3,596,336,538		100.00%

(1) Adjustable Rate MBS are those that reset coupons within one year’s time.

(2) Included in Total Mortgage Assets are Forward Settling Purchases with a Market Value equal to $83,059,184

(3) Excluded from Total Mortgage Assets are Forward Settling Sales with a Market Value equal to $172,040,665

(4) As of 3/7/2005 cash on margin was $23,835,000 and the value of securities held in the box was $7.5 million.

Characteristics
Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (5)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.95%	n/a	n/a	n/a	1-Jan-35	290
Fixed Rate CMO	5.50%	n/a	n/a	n/a	25-Jul-34	353
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	60
CMO Floaters (Monthly Resetting)	3.05%	7.78%	n/a	0.47	25-May-34	330
Adjustable Rate Mortgage Backed Securities (5)	4.03%	10.80%	1.44%	4.01	1-Dec-42	344
Hybrid Adjustable Rate Mortgage Backed Securities	4.62%	10.26%	1.23%	27.41	20-Jan-35	349
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	58
Total: Mortgage Assets	4.85%	10.58%	1.37%	9.11	1-Dec-42	318

(5) 47.4% ($816.8 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps.  These assets are excluded from the weighted average periodic cap per year calculation.

Agency	Market Value	As a Percentage of Mortgage Assets		Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,222,035,737	65.13%	Whole Pool	$1,946,884,528	57.07%
Freddie Mac	$532,921,976	15.62%	Non Whole Pool	$1,464,724,353	42.93%
Ginnie Mae	$656,651,167	19.25%	Total Portfolio	$3,411,608,880	100.00%
Total Portfolio	$3,411,608,880	100.00%

Portfolio Price and Duration
Weighted Average Purchase Price	$103.13
Weighted Average Current Price	$103.27
Modeled Effective Duration	0.950

Prepayment Speeds

On March 7, 2005 Prepayment Speeds were released for paydowns occurring in February 2005. The numbers below reflect that data.

Asset Category	Weighted Average Prepayment Speeds (CPR)
Fixed Rate Mortgage Backed Securities	27.69%
Fixed Rate CMO	18.40%
Fixed Rate Agency Debt	n/a
CMO Floaters	15.90%
Adjustable Rate Mortgage Backed Securities	22.78%
Hybrid Adjustable Rate Mortgage Backed Securities	21.63%
Balloon Maturity Mortgage Backed Securities	23.59%
Total: Mortgage Assets	23.52%

UNAUDITED as of 3/7/2005

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Adjustable Rate Mortgages

One Month Libor	$41,950,710	2.43%	1.23%
Moving Treasury Average	$85,151,795	4.94%	2.50%
Cost Of Funds Index	$485,134,428	28.14%	14.22%
Six Month LIBOR	$297,126,245	17.24%	8.71%
Six Month CD Rate	$4,032,587	0.23%	0.12%
One Year LIBOR	$152,475,117	8.85%	4.47%
Conventional One Year CMT	$320,495,230	18.59%	9.39%
FHA and VA One Year CMT	$333,913,605	19.37%	9.79%
National Mortgage Contract Rate	$3,574,389	0.21%	0.10%
Total ARMs	$1,723,854,106	100.00%	50.53%

CMO Floaters (Monthly Resetting)

Short Stable	$36,288,760	47.74%	1.06%
Pass-Through	$39,717,980	52.26%	1.16%
Locked Out	$0	0.00%	0.00%
Total CMOs	$76,006,740	100.00%	2.23%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$100,599,979	19.50%	2.95%
19 - 24 Months to First Reset	$38,215,393	7.41%	1.12%
25 - 36 Months to First Reset	$26,059,061	5.05%	0.76%
37 - 60 Months to First Reset	$0	0.00%	0.00%
Total	$164,874,432	31.96%	4.83%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$28,928,701	5.61%	0.85%
19 - 24 Months to First Reset	$8,428,919	1.63%	0.25%
25 - 36 Months to First Reset	$37,842,357	7.34%	1.11%
37 - 60 Months to First Reset	$18,960,517	3.68%	0.56%
Total	$94,160,494	18.25%	2.76%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 39 Months to First Reset	$256,825,359	49.79%	7.53%
Total	$256,825,359	49.79%	7.53%
Total Hybrid ARMs	$515,860,285	100.00%	15.12%

Balloons

< = 4.5 Years to Balloon Date	$28,227,073	42.42%	0.83%
4.6 - 5.5 Years to Balloon Date	$21,138,223	31.77%	0.62%
5.6 - 6.0 Years to Balloon Date	$17,177,300	25.81%	0.50%
Total Balloons	$66,542,597	100.00%	1.95%

Fixed Rate Agency Debt

5yr Stated Final Maturity	$99,171,875	100.00%	2.91%
Total Fixed Rate Agency Debt	$99,171,875	100.00%	2.91%

Fixed Rate Assets

Short Sequential Fixed Rate CMO	$104,631,107	11.25%	3.07%
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$2,740,143	0.29%	0.08%
15year $85,000 Maximum Loan Size	$93,467,517	10.05%	2.74%
15year $110,000 Maximum Loan Size	$5,932,161	0.64%	0.17%
15yr 100% Investor Property	$1,067,232	0.11%	0.03%
15yr 100% FNMA Expanded Approval Level 3	$2,024,626	0.22%	0.06%
15yr 100% Alt-A	$55,108,622	5.92%	1.62%
15yr Geography Specific (NY, FL, VT, TX)	$974,761	0.10%	0.03%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$39,355,489	4.23%	1.15%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$1,546,114	0.17%	0.05%
20yr 100% Alt-A	$1,752,405	0.19%	0.05%
30year $85,000 Maximum Loan Size	$189,947,150	20.42%	5.57%
30year $110,000 Maximum Loan Size	$55,117,147	5.93%	1.62%
30yr 100% Investor Property	$10,437,431	1.12%	0.31%
30yr 100% FNMA Expanded Approval Level 3	$99,257,704	10.67%	2.91%
30yr 100% Alt-A	$84,619,950	9.10%	2.48%
30yr Geography Specific (NY, FL, VT, TX)	$6,927,590	0.74%	0.20%
30yr 100% GNMA Builder Buydown Program	$12,428,123	1.34%	0.36%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc)	$162,838,005	17.51%	4.77%
Total Fixed Rate Collateral	$930,173,278	100.00%	27.26%

Total (All Mortgage Assets)	$3,411,608,880		100.00%
Cash or Cash Receivables	$184,727,658
Total Assets and Cash	$3,596,336,538

Total Forward Settling Purchases	$83,059,184		2.43%

Unaudited Funding Information as of 3/7/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity	Longest maturity

JP Morgan Securities	$500,728,000	34	29-Aug-05
Deutsche Bank	$448,424,250	145	25-Oct-05
Nomura	$382,769,000	67	20-Oct-05
Countrywide Securities	$336,956,000	36	1-Jun-05
Bear Stearns	$296,504,000	62	19-Sep-05
Bank of America	$241,114,000	108	29-Aug-05
WAMU	$239,851,000	96	26-Aug-05
Lehman Brothers	$218,160,786	86	21-Oct-05
UBS Securities	$148,360,000	93	1-Aug-05
Cantor Fitzgerald	$119,738,439	141	27-Sep-05
Merrill Lynch	$103,032,000	115	22-Jul-05
Goldman Sachs	$65,069,989	53	27-May-05
Morgan Stanley	$64,288,000	27	12-Apr-05
Daiwa Securities	$59,434,000	116	1-Nov-05

Total	$3,224,429,464	81	1-Nov-05

Asset Class	Weighted Average Maturity	Longest maturity

Fixed Rate	124	25-Oct-05
CMO Floating Rate	13	24-Mar-05
Adjustable Rate MBS	61	1-Nov-05
Hybrids Adjustable Rate	117	25-Oct-05
Balloon Maturity	134	27-Sep-05
	81	1-Nov-05

NB: Total Liabilities as of 3/7/05 are net of the $170m forward settling sale of assets.